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                                MASTER AGREEMENT

                                       FOR

                          DOCUMENTARY LETTERS OF CREDIT

                              TERMS AND CONDITIONS

General Electric Capital Corporation
201 High Ridge Road
Stamford, CT 06927

             The undersigned ("Applicant") will require, from time to time, Documentary Letters of Credit. General Electric Capital Corporation ("GE Capital") will, upon Applicant's application therefor, and to the extent such application is approved by GE Capital in its sole discretion, arrange for the issuance of Credits (as defined herein) through GE Capital Trade Services, Limited or another subsidiary of GE Capital appointed in accordance with Section 3(d) (the "Issuer"), an indirect wholly-owned subsidiary of GE Capital. Each Credit will be governed by and interpreted in accordance with the following terms and conditions. Capitalized terms used herein shall have the meanings assigned to them in Section 9 below or elsewhere in this Agreement (including this Preamble) and shall be equally applicable to both the singular and the plural forms of the terms used herein.

      1.     Payment Terms.

             In addition to all commissions, charges, fees and expenses payable in connection with Credits pursuant to the Credit Agreement (including, without limitation the Letter of Credit Fee, as defined in the Credit Agreement), Applicant agrees to pay to GE Capital on demand, at GE Capital's office located at 201 High Ridge Road, Stamford, Connecticut 06927 or at such other address or account as may be designated in writing by GE Capital, in Dollars, in immediately available funds: (i) each amount drawn under any Credit in Dollars or in the event that the Credit permits Drafts under such Credit to be payable in a currency other than Dollars, the Dollar Equivalent of each amount so drawn;
(ii) interest on each amount (or the Dollar Equivalent thereof) so drawn for each day from the date of payment of the relevant Draft to and including the date of payment in full of such amount by Applicant to GE Capital, at the rate specified in the Credit Agreement; and (iii) any and all commissions and charges of, and any and all costs and expenses incurred by, GE Capital, Issuer and each of their correspondents in relation to the Credits and all Drafts thereunder. A schedule of commissions and charges is attached hereto as Annex I.

      2.     Security Interest.

             To secure the payment and performance of all Obligations (including, without limitation, Letter of Credit Obligations), the Applicant hereby grants to Agent a security interest in the Collateral, including, without limitation, the unqualified right to the possession and disposal of all property shipped under or in connection with each Credit, whether released to the Applicant under security agreements or otherwise, and also in and to all shipping documents, documents of title, or Drafts drawn under each Credit and in and to all other property owned by

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the Applicant, in or coming into GE Capital's possession or custody, and in any deposit balances now or hereafter held by a bank as custodian for GE Capital for the Applicant's account, together with the proceeds of each and all of the foregoing, until the Termination Date (subject to reinstatement as provided in the Loan Documents). The grant of a security interest in the preceding sentence supplements, rather than limits or supersedes, any grant of a security interest by Applicant in the Loan Documents. If Issuer honors any presentation or demand or Draft and Applicant fails to reimburse GE Capital therefor in accordance with the terms of the Credit Agreement, GE Capital and Issuer may assert their rights of subrogation under applicable law, whether Issuer's honor satisfies all or only part of the underlying obligation. The Applicant must, on reasonable notice, cooperate with Issuer and GE Capital in their assertion of the Applicant's rights against the Beneficiary, the Beneficiary's rights against the Applicant, and any other rights that Issuer or GE Capital may have by subrogation or assignment. Subject to the terms of the Credit Agreement, the Applicant agrees to make upon demand such cash deposits with GE Capital as GE Capital may require to further secure the Applicant's Letter of Credit Obligations.

      3.     Administration of Credit.

             (a) Applicant will promptly examine a copy of each Credit (and any proposed amendments thereto) sent to Applicant, as well as all other instruments and documents delivered to Applicant from time to time in connection with such Credit, and, in the event Applicant has any claim of non-compliance with the instructions or of any discrepancy or other irregularity, Applicant will notify GE Capital thereof in writing within two business days after its receipt of a copy of such Credit (and any amendments thereof), and Applicant will conclusively be deemed to have waived any such claim against GE Capital, Issuer and their subcontractors, servicers and agents unless such notice is given as aforesaid.

             (b) Neither Issuer, GE Capital nor any of their correspondents shall be responsible for, and neither Issuer's and GE Capital's powers and rights hereunder nor Applicant's Obligations shall be affected by: (i) any act or omission pursuant to Applicant's instructions; (ii) any other act or omission of Issuer, GE Capital or their subcontractors, servicers and agents or their respective agents or employees other than any such arising from its or their gross negligence or willful misconduct; (iii) the validity, accuracy or genuineness of Drafts, documents or required statements, even if such Drafts, documents or statements should in fact prove to be in any or all respects invalid, inaccurate, fraudulent or forged (and notwithstanding that Applicant shall have notified Issuer or GE Capital thereof); (iv) failure of any Draft to bear any reference or adequate reference to the applicable Credit; (v) errors, omissions, interruptions or delays in transmission of delivery of any messages however sent and whether or not in code or otherwise; (vi) any act, default, omission, insolvency or failure in business of any other person (including any correspondent) or any consequences arising from causes beyond Issuer's or GE Capital's control; (vii) any acts or omissions of any Beneficiary of any Credit or transferee of any Credit, if transferable; (viii) any act or omission of GE Capital or Issuer required or permitted under any (1) law or practice to which a Credit is subject, (2) applicable order, ruling or decree of any court, arbitrator or governmental agency, or (3) published statement or interpretation on a matter of law or practice; (ix) honor or other recognition of a presentation or demand that includes forged or fraudulent documents or that is otherwise affected by the fraudulent or illegal conduct of the Beneficiary or other person (excluding GE Capital's and Issuer's employees), or (x) dishonor of any presentation that does not strictly comply with the

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terms of the applicable Credit or that is fraudulent, forged or otherwise not entitled to be honored. Without limiting the generality of the foregoing, Issuer may (1) act in reliance on any oral, telephone, telegraphic, electronic, facsimile or written request, notice, or instruction believed in good faith to be from or have been authorized by the Applicant, (2) receive, accept or pay as complying with the terms of a Credit any Drafts or other documents, otherwise in order, which are signed by or issued to any person or entity acting as the representative of, or in the place of, the party in whose name such Credit provides that any Drafts or other documents should be drawn or issued and (3) waive its stipulation that the bank nominated in the applicable Credit shall accept or pay the Drafts, and Issuer may then accept presentations of Drafts and documents for payment directly.

             (c) Notwithstanding any waiver by Applicant of discrepancies in Drafts, documents or required statements, GE Capital or Issuer, either one acting alone, has the right in its sole judgement, to decline to approve any discrepancies and to refuse payment on that basis under any Credit issued hereunder. Such right is in addition to and not in limitation of rights of Issuer under the UCP (as defined in Section 15(c) below).

             (d) GE Capital may appoint any of its other subsidiaries as "Issuer" at any time and any such Issuer may assign all or any portion of its rights under this Agreement or any Credit, including without limitation any reimbursement obligation owing to it to any subsidiary of GE Capital, in each case without prior notice to Applicant.

     4.      Extensions, Increases and Modifications of Credit.

             Each Applicant agrees that GE Capital, acting through Issuer may at any time and from time to time, in its discretion, by agreement with one or more other Applicants (whether or not such Applicant shall have been appointed as the "Agent Applicant" in the Joint Signature Agreement contained in the Application): (a) further finance or refinance any transaction under any Credit;
(b) renew, extend or change the time of payment or the manner, place or terms of payment of any of the Obligations; (c) settle or compromise any of the Obligations or subordinate the payment thereof to the payment of any other debts of or claims against any Applicant which may at the time be due or owing to Issuer; or (d) release any Applicant or any Guarantor or any Collateral, or modify the terms under which such Collateral is held, or forego any right of setoff, or modify or amend in any way this Agreement or any Credit, or give any waiver or consent under this Agreement; all in such manner and on such terms as Issuer may deem proper and without notice or further assent from such Applicant. In any such event, such Applicant shall remain bound by such event and this Agreement after giving effect to such event, and the Obligations under this Agreement shall be continuing obligations in respect of any transaction so financed or refinanced and, in either case, if the Obligations are contingent, may be treated by GE Capital as due and payable for their maximum face amount.

     5.      Reserve Requirements and Similar Costs.

             If Issuer is now or hereafter becomes subject to any reserve, special deposit or similar requirement against assets of, deposits with, or for the account of, or credit extended by, Issuer, or any other condition is imposed upon Issuer which imposes a cost upon Issuer, and the result, in the determination of Issuer is to increase the cost to Issuer of maintaining a Credit or paying or funding the payment of any Draft thereunder, or to reduce the amount of any sum received or receivable, directly or indirectly, by Issuer hereunder, Applicant will pay to Issuer

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upon demand such amounts required to compensate Issuer for such increased cost or reduction. In making the determinations contemplated hereunder, Issuer may make such estimates, assumptions, allocations and the like which Issuer in good faith determines to be appropriate, but Issuer's selection thereof, and Issuer's determinations based thereon, shall be final and binding and conclusive upon Applicant.

     6.      Possession of Property by Applicant.

             If the Applicant accepts or retains possession of documents, goods or other property, if any, covered by a Credit, prior to Issuer's review of documents, then all discrepancies and other irregularities of said documents shall be deemed waived by the Applicant, and Issuer is authorized and directed to pay any Drafts drawn or purporting to be drawn upon such Credit.

     7.      Partial Shipments.

             Except as otherwise expressly stated in any Credit (i) partial shipments may be made under such Credit, and Issuer may honor the relative Drafts without inquiry regardless of any apparent disproportion between the quantity shipped and the amount of the relative Draft and the total amount of such Credit and the total quantity to be shipped under such Credit, and (ii) if such Credit specifies shipments in installments within stated periods and the shipper fails to ship in any designated period, shipments of subsequent installments may nevertheless be made in their respective designated periods and Issuer may honor the relative Drafts.

     8.      Events of Default, Remedies; Pre-funding.

             (a) If any Event of Default has occurred and is continuing, other than an Event of Default specified in Section 8.1(h) or Section 8.1(i) of the Credit Agreement, Issuer may direct GE Capital in its capacity as Agent under the Credit Agreement to pursue any of the remedies provided for in the Loan Documents, including without limitation declaring that all of the Obligations (including any such Obligations that may be contingent and not matured) are immediately due and payable. If an Event of Default under Section 8.1(h) or
Section 8.1(i) of the Credit Agreement has occurred, the Obligations shall automatically be due and payable.

             (b) Without limiting the generality of the foregoing, Applicant agrees that if: (i) any Default or Event of Default shall have occurred and be continuing; (ii) GE Capital at any time and for any reason deems itself or Issuer to be insecure or the risk of non-payment or non-performance of any of the Obligations to have increased; or (iii) in the event that a Credit is denominated in a currency other than Dollars, GE Capital determines that such currency is unavailable or that the transactions contemplated by this Agreement are unlawful or contrary to any regulations to which GE Capital, Issuer or any agent, servicer or subcontractor of either of them may be subject or that due to currency fluctuations the Dollar Equivalent of the amount of a Credit exceeds the amount of Dollars that Issuer in its sole judgment expected to be its maximum exposure under such Credit, then Applicant will upon demand pay to GE Capital an amount equal to the undisbursed portion, if any, of such Credit, and such amount shall be held as additional Collateral for the payment of all Letter of Credit Obligations, and after the expiration hereof, to the extent not applied to the Letter of Credit Obligations, shall be returned to Applicant (unless otherwise provided in the Credit Agreement or any other Loan Document).

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     9.   Definitions.

          As used herein, the following terms shall have the following meanings:

          "Agent" shall have the meaning given such term in the Credit
Agreement.

          "Agent Applicant" shall have the meaning given such term in the Joint Signature Agreement attached hereto.

          "Agreement" shall mean, collectively, these terms and conditions each Application for Documentary Letter of Credit entered into between GE Capital and/or Issuer and Applicant, the Joint Signature Agreement and the Authorization and Agreement of Account Party appended hereto, as the same may be amended, modified, supplemented or restated from time to time.

          "Applicant" shall mean the person or entity executing this Agreement as Applicant; provided that if two or more persons or entities shall have executed this Agreement as Applicant or as Joint Applicant, the terms "Applicant" and "Applicants" shall mean each and all of such persons and entities, individually and collectively, except that, if the term "Applicant" is preceded by the word "any" or "each" or a word or words of similar import, such terms shall be deemed to refer to each of such persons or entities, individually.

          "Beneficiary" shall mean, as to any Credit, the beneficiary of that Credit.

          "Collateral" shall have the meaning given such term in the Credit Agreement.

          "Credit" shall mean a Documentary Letter of Credit issued by Issuer upon Applicant's request of GE Capital, as the same may be amended and supplemented from time to time, and any and all renewals, increases, extensions and replacements thereof and therefor.

          "Credit Agreement" shall mean that certain Credit Agreement dated as of the date hereof among Coyne International Enterprises Corp., a New York corporation and Blue Ridge Textile Manufacturing Inc., a Georgia corporation; the other Credit Parties signatory thereto; GE Capital, as Lender, and as Agent for Lenders, and the other Lenders signatory thereto from time to time (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified).

          "Default" shall have the meaning given such term in the Credit Agreement.

          "Dollar Equivalent" shall mean: (i) the number of Dollars that is equivalent to an amount of a currency other than Dollars, determined by applying the selling rate of First Union National Bank, First Union Bank International or another bank of comparable size selected by Issuer; or (ii) in the event that Issuer shall not at the time be offering such a rate, the amount of Dollars that Issuer, in its sole judgment, specifies as sufficient to reimburse or provide funds to Issuer in respect of amounts drawn or drawable under a Credit; in either case as and when determined by Issuer.

          "Dollars" shall mean lawful currency of the United States of America.

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          "Draft" shall mean any Draft (sight or time), receipt, acceptance, cable or other written demand for payment.

          "Event of Default" shall have the meaning given such term in the Credit Agreement.

          "Guarantor" shall have the meaning given such term in the Credit Agreement.

          "Letter of Credit Obligations" shall have the meaning given such term in the Credit Agreement.

          "Loan Documents" shall have the meaning given such term in the Credit Agreement.

          "Obligations" shall have the meaning given such term in the Credit Agreement.

          "Termination Date" shall have the meaning given such term in the Credit Agreement.

     10.  Expenses; Indemnification.

          Applicant agrees to reimburse GE Capital and Issuer upon demand for and to indemnify and hold GE Capital and Issuer harmless from and against all claims, liabilities, losses, costs and expenses ("Indemnified Liabilities") including attorneys' fees and disbursements, incurred or suffered by GE Capital and/or Issuer in connection with any Credit. Such Indemnified Liabilities shall include, but not be limited to, all such Indemnified Liabilities incurred or suffered by GE Capital and/or Issuer in connection with (a) GE Capital and/or Issuer's exercise of any right or remedy granted to it hereunder or under the Loan Documents, (b) any claim and the prosecution or defense thereof arising out of or in any way connected with this Agreement including, without limitation, as a result of any act or omission by a Beneficiary, (c) the collection or enforcement of the Obligations, and (d) any of the events or circumstances referred to in Section 3(b) hereof. None of GE Capital, Issuer or any subcontractor, servicer or agent of either of them shall be liable to Applicant for any special, indirect, consequential or punitive damages arising with respect to any Credit. Applicant must in all instances mitigate damages claimed against Issuer or GE Capital or any subcontractor, servicer or agent of either of them arising with respect to any Credit.

     11.  Licenses; Insurance.

          The Applicant shall procure or cause the Beneficiaries of each Credit to procure promptly any necessary import and export or other licenses for import or export or shipping of any goods referred to in or pursuant to such Credit and to comply and to cause the Beneficiaries to comply with all foreign and domestic governmental regulations in regard to the shipment and warehousing of such goods or otherwise relating to or affecting such Credit, including governmental regulations pertaining to transactions involving designated foreign countries or their nationals, and to furnish such certificates in that respect as GE Capital may at any time require, and to keep such goods adequately covered by insurance in amounts, with carriers and for such risks as shall be satisfactory to GE Capital, and to cause GE Capital's interest to be endorsed thereon, and to furnish GE Capital on demand with evidence thereof. Should the

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insurance upon said goods for any reason be unsatisfactory to GE Capital, GE
Capital may, at its expense, obtain insurance satisfactory to it.

     12.  No Waivers of Rights Hereunder; Rights Cumulative.

          No delay by GE Capital or Issuer in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude other or further exercises thereof or the exercise of any other right. No waiver or amendment of any provision of this Agreement shall be enforceable against GE Capital or Issuer unless in writing and signed by an officer of GE Capital, and unless it expressly refers to the provision affected, any such waiver shall be limited solely to the specific event waived. All rights granted GE Capital or Issuer hereunder shall be cumulative and shall be supplementary of and in addition to those granted or available to GE Capital or Issuer under the Loan Documents or applicable law and nothing herein shall be construed as limiting any such other right.

     13.  Continuing Agreement; Termination.

          This Agreement shall continue in full force and effect until the Termination Date (subject to reinstatement, as provided in the Loan Documents).

     14.  Performance Standards.

          Notwithstanding any provision to the contrary herein, GE Capital reserves the right to decline (i) any request made by the Applicant for the issuance of a Credit or (ii) any instruction provided by the Applicant if, in its discretion, GE Capital determines that the issuance of such Credit or the carrying out of such instruction contravenes GE Capital's customary procedures or policy or any applicable law, rule or regulation.

     15.  Governing Law; Jurisdiction; Certain Waivers.

          (a) THIS AGREEMENT INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA AND WITH RESPECT TO ALL SECURITY INTERESTS GRANTED IN CONNECTION HEREWITH, GE CAPITAL SHALL HAVE THE RIGHTS AND REMEDIES OF A SECURED PARTY UNDER APPLICABLE LAW, INCLUDING BUT NOT LIMITED TO THE UNIFORM COMMERCIAL CODE OF NEW YORK. EACH APPLICANT HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG APPLICANT AND GE CAPITAL PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT GE CAPITAL AND APPLICANT ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE

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DEEMED OR OPERATE TO PRECLUDE GE CAPITAL FROM BRINGING SUIT OR TAKING OTHER
LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF GE CAPITAL. EACH APPLICANT EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH APPLICANT HEREBY WAIVES ANY OBJECTION THAT SUCH APPLICANT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH APPLICANT HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH APPLICANT AT THE ADDRESSES SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH APPLICANT'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

          (b) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OR ARBITRATION, EACH APPLICANT AND GE CAPITAL WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

          (c) Each Credit and this Agreement shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500, or the most recent revision thereof (the "UCP"), the terms of which are known to us, and the same shall be considered as incorporated herein. Solely for purposes of interpreting the UCP's application to this Agreement and Credits issued hereunder, Issuer shall be deemed to be a "bank" as such term is used in the UCP.

     16.  Notices.

          Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be addressed

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to the party to be notified at the address set forth in Annex I to the Credit
Agreement (or such other address as may be substituted by notice given in the manner required by Section 11.10 of the Credit Agreement), and given in the manner required by Section 11.10 of the Credit Agreement.

             Any notice to or demand on Applicant, or, if more than one Applicant executes this Agreement, the Agent Applicant, shall be binding on all Applicants and shall be effective when made to Applicant, or if more than one Applicant executes this Agreement, the Agent Applicant. Any requirements under applicable law of reasonable notice by GE Capital to Applicant of any event shall be met if notice is given to Applicant or Agent Applicant, as the case may be, in the manner prescribed above.

     17.     Third Party Beneficiary.

             Applicant hereby acknowledges that Issuer is a third party beneficiary under this Agreement and may enforce its rights under this Agreement directly against the Applicant as if Issuer were named herein as a party.

     18.     General.

             (a) If this Agreement is executed by two or more Applicants, they shall be jointly and severally liable hereunder, and all provisions hereof regarding the Collateral shall apply to the Obligations and Collateral of any or all of them.

             (b) This Agreement shall be binding upon the heirs, executors, administrators, assigns and successors of each of the Applicant(s) and shall inure to the benefit of and be enforceable by GE Capital, Issuer and their respective successors, transferees and assigns.

             (c) Whenever possible, each provision of this Agreement shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

             (d) This Agreement shall be deemed to be a "Loan Document" for all purposes under the Credit Agreement.

             (e) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

             (f) The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

             (g) Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of
Section 15(a) and Section 15(b), with its counsel.

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Date:

Name of Applicant:

COYNE INTERNATIONAL ENTERPRISES              GENERAL ELECTRIC CAPITAL
CORP.                                        CORPORATION


By: ___________________________              By: _______________________________
    Name: _____________________                  Name: _________________________
    Title: ____________________                  Title: ________________________


Address of Applicant:

140 Cortland Avenue
Syracuse, NY 13221-4854

BLUE RIDGE TEXTILE
MANUFACTURING INC.


By: ___________________________
    Name: _____________________
    Title: ____________________


Address of Applicant:

1130 ADA Street
Industrial Park
Blue Ridge, GA 30153

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                            Joint Signature Agreement

             In consideration of your establishment from time to time of a Credit substantially as applied for herein, it is further agreed that this Agreement shall be the joint and several agreement of the undersigned and all property referred to in this Agreement as belonging to Applicant shall be understood to refer to the joint property of any or all of the several Applicants as well as to the individual property of each of them. The happening of any Event of Default as specified in Section 8 of this Agreement with respect to any Applicant shall mature the obligations of all Applicants. A demand made on any Applicant pursuant to Section 1 of this Agreement shall fix the exchange rate as to all Applicants.

             It is agreed that Coyne International Enterprises Corp. shall appear in each Credit as Account Party and that Coyne International Enterprises Corp. ("Agent Applicant") has the exclusive right to issue all instructions on any and all matters relating to such Credit, including, without limitation, instructions as to disposition of documents and any unutilized funds, and waivers of discrepancies, and to agree with you upon any amendments, modifications, extensions, renewals, or increases in such Credit or any other matter.



Joint Applicant

OHIO GARMENT RENTAL, INC.


By: __________________________
    Name: ____________________
    Title: ___________________


Address of Joint Applicant:

140 Cortland Avenue
Syracuse, New York 13202

                  Authorization and Agreement of Account Party

Gentlemen:

             We hereby join the request of Applicant to issue from time to time the Credits, described on page 1 with our name appearing as Account Party.

             In consideration of your issuing each Credit in this form it is agreed that Applicant has the exclusive right to issue all instructions on any and all matters relating to such Credits including, without limitation, instructions as to disposition of documents and any unutilized funds, and waivers of discrepancies, and to agree with you upon any amendments, modifications, extensions, renewals, or increases in each Credit or any other matters irrespective of whether the same may now or hereafter affect our rights or those of our successors or assigns.



                                             ___________________________________
                                             Account Party


                                             By: _______________________________
                                             Authorized Signature


                                             Address of Account Party:
                                             ___________________________________

                                             ___________________________________

                                     ANNEX I

             The Applicant agrees to pay the following fees with respect to the
Credits:

             1. upon issuance thereof, the greater of (a) 1/8 of 1% of the amount of the Credit and (b) $95;

             2. upon any amendment which increases the amount thereof, the greater of (a) 1/8 of 1% of such increased amount and (b) $45;

             3.  upon any other amendment thereof, $45;

             4. upon the negotiation thereof, the greater of (a) 1/8 of 1% of the amount thereof and (b) $60; and

             5. with respect to any other activity related to such Credit, the standard fees and charges of Issuer for such activity.